                                                                    EXHIBIT 99.5



             COMMODORE ENVIRONMENTAL SERVICES, INC. AND SUBSIDIARIES
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                           COMMODORE       COMMODORE       ADJUSTMENTS
                                          SEPARATION      ENVIRONMENTAL        AND             PROFORMA
                                         TECHNOLOGIES       SERVICES       ELIMINATIONS        COMBINED
                                         ------------       --------       ------------        --------
ASSETS
Current Assets:

Cash and cash equivalents                  $   715          $    39          $                $    754
Accounts receivable, net
Advances from related parties                    2              150                                152
Restricted cash                                210               50                                260
Inventory                                      631                                                 631
Prepaid assets and other                         1                                                   1
                                           -------          -------                             ------
             TOTAL CURRENT ASSETS            1,559              239                              1,798

Other receivables                                               325                                325
Other investments                                               357                                357
Investment in and loans to
 unconsolidated subsidiary                                    7,914           (3,745)abd         4,169

Property and equipment, net                  1,494               64                              1,558
Note receivable                                                 642                                642
Deferred financing costs                                         24                                 24
Patents and completed
 technology, net                               184            4,288             153e             4,625
Goodwill, net
Other assets                                                     18                                 18
                                           -------          -------          -------           -------


          TOTAL ASSETS                     $ 3,237          $13,871          $(3,592)          $13,516
                                           =======          =======          =======           =======

                  See notes to pro forma financial statements.

             COMMODORE ENVIRONMENTAL SERVICES, INC. AND SUBSIDIARIES
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                           COMMODORE       COMMODORE       ADJUSTMENTS
                                          SEPARATION      ENVIRONMENTAL        AND                PROFORMA
                                         TECHNOLOGIES       SERVICES       ELIMINATIONS           COMBINED
                                         ------------       --------       ------------           --------
LIABILITIES AND STOCKHOLDERS'
 EQUITY

Current Liabilities:
  Accounts payable and
    accrued liabilities                   $    276           $    563           $                  $    839
  Due to related party                         367                                (357)d                 10
  Current portion of long term
    debt                                                        4,000                                 4,000
  Other accrued liabilities                    450                923                                 1,373
                                          --------           --------           --------           --------
    TOTAL CURRENT LIABILITIES                1,093              5,486               (357)             6,222

Other long-term debt                             6                                                        6
Deferred gain                                                     621                                   621
Promissory note to related party                                2,250                                 2,250
                                          --------           --------           --------           --------
             TOTAL LIABILITIES               1,099              8,357               (357)             9,099

Preferred stock of subsidiary                                                       209b                209

Stockholders' Equity:
  Preferred stock                                1                 39               (1)b                 39
  Common stock                                  12                628              (12)b                628
  Additional paid in capital                11,363             45,953           (11,210)be           46,106
  (Deficit)                                 (9,238)           (41,081)            7,779b            (42,540)
                                          --------           --------           --------           --------
                                             2,138              5,539             (3,444)             4,233
  Less cost common stock held
   in treasury                                                    (25)                                  (25)
                                          --------           --------           --------           --------
    TOTAL STOCKHOLDERS' EQUITY               2,138              5,514             (3,444)             4,208
                                          --------           --------           --------           --------

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                     $  3,237           $ 13,871           $ (3,592)          $ 13,516
                                          ========           ========           ========           ========

                  See notes to pro forma financial statements.

             COMMODORE ENVIRONMENTAL SERVICES, INC. AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                           COMMODORE         COMMODORE       ADJUSTMENTS
                                          SEPARATION        ENVIRONMENTAL        AND             PROFORMA
                                         TECHNOLOGIES         SERVICES       ELIMINATIONS        COMBINED
                                         ------------         --------       ------------        --------

CONTRACT REVENUES                        $                 $      1,259         $              $      1,259

COSTS AND EXPENSES
  Cost of sales                                  649              1,013                               1,662
  Research and development                       520                200                                 720
  General and administrative                     997              2,232                               3,229
  Depreciation and amortization                  287                                (23)f               310
  Corporate overhead expenses                    529                                                    529
  Sales and marketing                            370                246                                 616
                                        ------------      ------------                         ------------
    Total costs and expenses                   3,352              3,691                               7,066

OPERATING LOSS                                 3,352              2,432                               5,807

Other income (expense):
  Interest income                                 94                419                                 513
  Interest expense                                                 (467)                               (467)
  Other income                                    19                                                     19
  Equity in losses from unconsolidated
    subsidiary                                                   (3,999)            1,459a           (2,540)
  Gain on sale of subsidiary stock                                8,024                               8,024
  Minority interest                                                 418                                 418
                                        ------------       ------------      ------------      ------------

    NET INCOME (LOSS)                   $     (3,239)      $      1,963      $      1,436      $        160
                                        ============       ============      ============      ============

NET INCOME (LOSS) PER SHARE:
     Basic                                                                                     $     *
                                                                                               ============
    Diluted                                                                                    $     *
                                                                                               ============
WEIGHTED AVERAGE NUMBER OF SHARES:
    Basic                                                                                       61,038,000
    Diluted                                                                                     64,820,000

*   Less than one cent per share.

                   See notes to pro forma financial statements.

             COMMODORE ENVIRONMENTAL SERVICES, INC. AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                           COMMODORE       COMMODORE       ADJUSTMENTS
                                          SEPARATION      ENVIRONMENTAL        AND            PROFORMA
                                         TECHNOLOGIES       SERVICES       ELIMINATIONS       COMBINED
                                         ------------       --------       ------------       --------

CONTRACT REVENUES                                              $19,493                           $19,493

COSTS AND EXPENSES
  Cost of sales                          $         50           16,325          $(50)c            16,325
  Research and development                      1,390            3,074        (1,390)c             3,074
  General and administrative                    1,800           17,058        (1,800)c            17,058
  Depreciation and amortization                   234            1,282          (203)cf            1,313
  Corporate overhead expenses                   1,616                         (1,616)c
  Sales and marketing                             281                           (281)c
                                         ------------     ------------       ---------      ------------
    Total costs and expenses                    5,371           37,739          (5,340)           37,770

OPERATING LOSS                                 (5,371)         (18,246)          5,340           (18,277)

Other income (expense):
  Interest income                                 294            1,004          (294)c             1,004
  Interest expense                                 (9)          (1,052)             9c            (1,052)
  Other income
  Equity in losses from unconsolidated
    subsidiary                                                  (1,827)                           (1,827)
  Gain on sale of subsidiary stock                               1,896                             1,896
  Minority interest                                              4,718        (1,400)c             3,318
                                         ------------     ------------       ---------      ------------

    NET INCOME (LOSS)                    $     (5,086)    $    (13,507)      $   3,655      $    (14,938)
                                         ============     ============       =========      ============

NET INCOME (LOSS) PER SHARE:

     Basic and diluted*                                                                     $       (.29)
                                                                                            ============

WEIGHTED AVERAGE NUMBER OF SHARES:

    Basic and diluted                                                                         58,482,000

 * Reflects $1,998 of dividends on preferred stock

                     See notes to pro forma financial statements.

             COMMODORE ENVIRONMENTAL SERVICES, INC. AND SUBSIDIARIES
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)



NOTE A - BASIS OF PRESENTATION


    The accompanying pro forma condensed consolidated financial statements have been prepared in accordance assuming the purchase of an incremental 61% of the common stock of Commodore Separation Technologies, Inc. ("Separation") by Commodore Environmental Services, Inc. ("Environmental") took place as of January 1, 1997.



                              PRO FORMA ADJUSTMENTS
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


    Pro-forma adjustments have been made in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. The financial statement information was derived from unaudited financial statements unless indicated otherwise. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

    In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and nine month periods ended September 30, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998.

    The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.



A) To reverse Environmental's interest in Separation's losses for the nine months ended September 30, 1998 which were included in Applied's results. Environmental accounts for Commodore Applied Technologies, Inc.'s ("Applied") losses under the equity method and thereby recorded its percentage of Separation's losses included in Applied's results in its historical results for the nine months ended September 30, 1998.


B) To eliminate the equity section of Separation against the investment account of Environmental.

C) To eliminate the operations of Separation which were included in Environmental results for the period presented. In December 1996, Environmental sold the capital stock of Separation to Applied, its 69% owned subsidiary ). Therefore the results of Separation for the year ended December 31, 1997 were consolidated with the results of Environmental.


D) To eliminate intercompany balances.


E) To record step-up basis in assets acquired.


F) To record amortization of completed technology acquired.